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                                                                   Exhibit 99.2
                          LONE STAR TECHNOLOGIES, INC.

                          NOTICE OF GUARANTEED DELIVERY


         A holder of 9.00% Senior Subordinated Notes due 2011 (the "OUTSTANDING NOTES") of Lone Star Technologies, Inc. who wishes to tender such Outstanding Notes pursuant to the exchange offer (the "EXCHANGE OFFER") extended by the Prospectus dated October __, 2001 (the "PROSPECTUS") and the Letter of Transmittal accompanying this Notice of Guaranteed Delivery (the "LETTER OF TRANSMITTAL") must complete and deliver this form or one substantially equivalent to it under the following circumstances: (i) certificates representing the Outstanding Notes are not immediately available, (ii) the Outstanding Notes or other required documents will not reach the Exchange Agent prior to the Expiration Date (as defined in the Letter of Transmittal and the Prospectus), or (iii) the appropriate procedures for book-entry transfer will not be completed prior to the Expiration Date . This requirement is set forth in the Prospectus in the section entitled "The Exchange Offer -- Procedures for Tendering" and in the Letter of Transmittal in Instruction 2. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent. The Exchange Agent must receive this form prior to 5:00 p.m., New York City time, on __________, 2001.

               To Wells Fargo Bank Minnesota, National Association
                             (the "EXCHANGE AGENT")

       BY HAND DELIVERY:                             BY OVERNIGHT COURIER:
Wells Fargo Bank Minnesota, N.A.               Wells Fargo Bank Minnesota, N.A.
   Corporate Trust Operations                     Corporate Trust Operations
         MAC N9303-121                                   MAC N9303-121
      Sixth and Marquette                             Sixth and Marquette
     Minneapolis, MN 55479                           Minneapolis, MN 55479


BY REGISTERED OR CERTIFIED MAIL:                   BY FACSIMILE TRANSMISSION
Wells Fargo Bank Minnesota, N.A.               (FOR ELIGIBLE INSTITUTIONS ONLY):
   Corporate Trust Operations                  Wells Fargo Bank Minnesota, N.A.
         MAC N9303-121                                  (612) 667-4927
         P.O. Box 1517                              Confirm: (800) 344-5128
   Minneapolis, MN 55480-1517                           For Information
                                                        (800) 344-5128

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR


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IN THE APPLICABLE SPACE PROVIDED IN THE BOX ON THE LETTER OF TRANSMITTAL FOR
GUARANTEE OF SIGNATURES.

                                       2

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Ladies and Gentlemen:

         I, the undersigned, hereby tender to Lone Star Technologies, Inc., the principal amount of the Outstanding Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the Letter of Transmittal and the instructions thereto, which I have received, pursuant to the guaranteed delivery procedures set forth in such Prospectus, as follows:


--------------------------------------------------------------------------------------------------
                                   AGGREGATE PRINCIPAL                  PRINCIPAL AMOUNT
    CERTIFICATE OR                 AMOUNT REPRESENTED             TENDERED (MUST BE IN INTEGRAL
   REGISTRATION NOS.             BY OUTSTANDING NOTE(S)                MULTIPLES OF $1,000)
--------------------------------------------------------------------------------------------------
-------------------               -------------------            ---------------------------------

-------------------               -------------------            ---------------------------------

-------------------               -------------------            ---------------------------------

-------------------               -------------------            ---------------------------------
--------------------------------------------------------------------------------------------------


         If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                    ------------------------------------------------------------

Date:
      -----------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                  PLEASE SIGN HERE


         X
           ---------------------------------------------------------------------


         X
           ---------------------------------------------------------------------


                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY


Date:
      ------------

         Area Code and Telephone Number:
                                        ----------------------------------------

                                       3

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         Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                  PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                       4

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         I, the undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantee (a) that the above named person(s) own(s) the principal amount of 9.00% Senior Subordinated Notes due 2011 of Lone Star Technologies, Inc. (the "Outstanding Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) that I will deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five (5) business days after the Expiration Date.



------------------------------------      -------------------------------------
          Name of Firm                        Authorized Signature

------------------------------------      -------------------------------------
            Address                                   Title

------------------------------------      Name
                                               --------------------------------
            Zip Code                          Please Type or Print

------------------------------------      Dated
      Area Code and Tel. No.                    -------------------------------



NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.